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                                   EXHIBIT 32


                        CERTIFICATION OF PERIODIC REPORT

In connection with the Quarterly Report of U.S. Physical Theray, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roy W. Spradlin, Chairman, President, and CEO of the Company, Lawrance W. McAfee, Chief Financial Officer of the Company and David Richardson, Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 7, 2004



/s/ Roy W. Spradlin
--------------------------------
Roy W. Spradlin
Chief Executive Officer


/s/ Lawrance W. McAfee
--------------------------------
Lawrance W. McAfee
Chief Financial Officer


/s/ David Richardson
--------------------------------
David Richardson
Controller



This certification is made solely pursuant to the requirement of Section 1350 of 18 U.S.C., and is not for any other purpose.



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